                                  EXHIBIT 10.1


                               SECOND AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

         THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is made as of this 14th day of December, 2001, by and among BR HOLDING, INC., a Georgia corporation ("Bull Run"), CAPITAL SPORTS PROPERTIES, INC., a Delaware corporation ("Capital"), HOST COMMUNICATIONS, INC., a Kentucky corporation ("Host") and DATASOUTH COMPUTER CORPORATION, a Delaware corporation ("Datasouth" and together with Bull Run, Capital and Host, the "Borrowers"), as Borrowers, BULL RUN CORPORATION, a Georgia corporation (the "Parent"), as a Guarantor, THE LENDERS SIGNATORY HERETO (collectively, the "Lenders"), BANK OF AMERICA, N.A. and BANK ONE, KENTUCKY, NA, as Issuing Banks (collectively, the "Issuing Banks"), FIRST UNION NATIONAL BANK, as Syndication Agent for the Issuing Banks and the Lenders (the "Syndication Agent") and BANK OF AMERICA, N.A., as Administrative Agent for the Issuing Banks and the Lenders (the "Administrative Agent").


                                    RECITALS

         WHEREAS, the Borrowers, the Parent, the Lenders, the Issuing Banks, the Syndication Agent and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement dated as of July 27, 2001, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of October 5, 2001 (as further amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), pursuant to which the Lenders have agreed to make one or more loans from time to time to the Borrowers in accordance with the terms and conditions thereof; and

         WHEREAS, as of December 1, 2001, the aggregate amount of the Revolving Loan Commitment decreased from $25,000,000 to $20,000,000, effective during the period on and after December 1, 2001 through February 28, 2002; and

         WHEREAS, as of December 1, 2000 and through the date hereof, the amount of the Aggregate Revolving Credit Obligations may from time to time exceed the amount of the Revolving Loan Commitment then outstanding giving rise to an overadvance of the Revolving Loans, and in the event that the Borrowers shall fail to repay the amount of such overadvance, an Event of Default shall be deemed to have occurred under the Credit Agreement (the "Overadvance Default"); and

         WHEREAS, the Borrowers have requested that the Lenders, the Issuing Banks, the Syndication Agent and the Administrative Agent waive any Overadvance Default that may occur and forebear from exercising their rights and remedies arising under the Credit Agreement and the other Loan Documents as a result of any such Overadvance Default, and subject to the terms and conditions set forth herein, the Lenders, the Issuing Banks, the Syndication Agent and the Administrative Agent have agreed to grant such waiver effective during the period from December 1, 2000 through and including the date hereof; and

         WHEREAS, the Borrowers have further requested, and the Lenders, the Issuing Banks, the Syndication Agent and the Administrative Agent have agreed, to amend the Credit Agreement as and to the extent set forth herein;

         NOW, THEREFORE, in consideration of the premises, the covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto do hereby agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement as amended hereby (except as otherwise expressly defined or limited herein) and do hereby further agree as follows:


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         1. AMENDMENT TO ARTICLE 1 OF THE CREDIT AGREEMENT. Article 1 of the
Credit Agreement, Definitions, is hereby modified and amended by deleting the existing definition of "Revolving Loan Commitment" and by substituting the following in lieu thereof:

                  "`Revolving Loan Commitment' shall mean the several obligations of the Lenders to advance to the Borrowers the amounts set forth below during the applicable periods set forth below, on and after the Agreement Date, in accordance with their respective Revolving Commitment Ratios, pursuant to the terms hereof, and as such amounts may be reduced from time to time, pursuant to the terms hereof:


         Applicable Period During Each Year            Revolving Loan Commitment
         ----------------------------------            -------------------------

         Agreement Date through August 31, 2001        $15,000,000

         September 1, 2001 through November 30, 2001   $25,000,000

         December 1, 2001 through January 31, 2002     $22,500,000

         February 1, 2002 through February 28, 2002    $20,000,000

         March 1, 2002 and thereafter                  $15,000,000

         Each reference to the `Revolving Loan Commitment' contained in this Agreement shall be deemed to refer to the Revolving Loan Commitment then in effect."

         2. AMENDMENT TO SECTION 7.7 OF THE CREDIT AGREEMENT. Section 7.7 of the Credit Agreement, Liquidation; Change in Ownership, Name, or Year; Disposition or Acquisition of Assets, is hereby modified and amended by deleting clause (a) therefrom and by substituting the following in lieu thereof:

         "(a) Liquidate or dissolve itself (or suffer any liquidation or dissolution) or otherwise wind up its business, provided, however, on or after December 31, 2001, NTA On-Line Connect, Inc. may be dissolved so long as such Person shall have no assets or be engaged in any business activities;"

         3. WAIVER. The Lenders, the Issuing Banks, the Syndication Agent and the Administrative Agent hereby waive (a) any Overadvance Default and (b) their rights and remedies under the Credit Agreement and the other Loan Documents which may arise as a result of any Overadvance Default, during the period from December 1, 2001 through and including the date hereof. The waivers contained in the foregoing sentence shall not waive any other requirement or hinder, restrict or otherwise modify the rights and remedies of the Lenders, the Issuing Banks, the Syndication Agent and the Administrative Agent following the occurrence of any other present or future Default or Event of Default (including, without limitation, any Overadvance Default continuing after the waiver period set forth above) (whether or not related to any Default or Event of Default described in this Section 2) under the Credit Agreement or any other Loan Document.

         4. NO OTHER AMENDMENTS OR WAIVERS. Except for the amendments, waivers and releases expressly set forth and referred to above, the text of the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect, and the Lenders, the Issuing Banks, the Syndication Agent and the Administrative Agent hereby reserve the right to require strict compliance with the terms and conditions of the Credit Agreement and the other Loan Documents in the future.


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         5. AMENDMENT FEE. The Borrowers hereby, jointly and severally, agree to pay, upon the date hereof, to each Lender an amendment fee (the "Amendment Fee") in the amount of 5 basis points on the aggregate amount of such Lender's Revolving Commitment and Term Loans outstanding as of the date hereof after giving effect to this Amendment and to any principal payments made on the Term Loans on or prior to the date hereof. The Amendment Fee shall be fully earned when due and non-refundable when paid.

         6. REPRESENTATIONS AND WARRANTIES. To induce the Lenders, the Issuing Banks, the Syndication Agent and the Administrative Agent to enter into this Amendment, each of the Borrowers hereby warrants, represents and covenants to the Lenders, the Issuing Banks, the Syndication Agent and the Administrative Agent that: (a) each representation or warranty of the Borrowers set forth in the Credit Agreement is hereby restated and reaffirmed as true and correct on and as of the date of this Amendment, and after giving effect to this Amendment, as if such representation or warranty were made on and as of the date of, and after giving effect to, this Amendment (except to the extent that any such representation or warranty expressly relates to a prior specific date or period); (b) such Borrower has the corporate power and authority to (i) enter into this Amendment and (ii) do all acts and things as are required or contemplated hereunder to be done, observed and performed by such Borrower; (c) this Amendment has been duly authorized, validly executed and delivered by such Borrower, and constitutes the legal, valid and binding obligation of such Borrower, enforceable against it in accordance with its terms; (d) the execution and delivery of this Amendment and performance by such Borrower under the Credit Agreement, does not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over such Borrower which has not already been obtained, nor contravene or conflict with the charter documents of such Borrower, or the provision of any statute, judgment, order, indenture, instrument, agreement or undertaking, to which such Borrower is a party or by which any of its properties are or may become bound; and (e) as of the date hereof and after giving effect to the amendments, consents and waivers contained in this Amendment, no Default or Event of Default under the Credit Agreement has occurred and is continuing. The Borrowers, the Lenders, the Issuing Banks, the Syndication Agent and the Administrative Agent hereby ratify and affirm all of the terms and conditions of the Credit Agreement and the Loan Documents applicable to each of them, including, without limitation, the Borrowers' joint and several liability for the Obligations. The parties hereto have not entered into a mutual disregard of the terms and provisions of the Credit Agreement or the other Loan Documents, or engaged in any course of dealing in variance with the terms and provisions of the Credit Agreement or the other Loan Documents, within the meaning of any applicable law of the State of Georgia or otherwise.

         7. REIMBURSEMENT OF COSTS AND EXPENSES. The Borrowers hereby jointly and severally agree to reimburse the Lenders, the Issuing Banks, the Syndication Agent and the Administrative Agent on demand for all costs (including, without limitation, reasonable attorneys' fees) incurred by such parties in negotiating, documenting and consummating this Amendment, the other documents referred to herein, and the transactions contemplated hereby and thereby.

         8. CONDITIONS PRECEDENT TO EFFECTIVENESS OF THIS AMENDMENT. The effectiveness of this Amendment is subject to the truth and accuracy in all respects of the representations and warranties of the Borrowers contained in
Section 5 above and the receipt by the Administrative Agent of one or more duly executed counterparts of this Amendment signed by the Borrowers, the Parent and each of the Lenders.

         9. RELEASE. Each of the Parent and the Borrowers hereby waives and releases each of the Lenders, the Issuing Banks, the Syndication Agent and the Administrative Agent from any and all claims and defenses with respect to the Credit Agreement, the Notes and any and all documents, instruments, certificates, notes, bonds, or other agreements executed in connection therewith, except in the case of willful misconduct or gross negligence on the part of such Person.


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         10. REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS. Upon the
effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement," "thereunder," "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. This Amendment shall be deemed to be a Loan Document for all purposes.

         11. COUNTERPARTS. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. In proving this Amendment in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission shall be deemed an original signature hereto.

         12. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Georgia applicable to contracts made and performed in such state.




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


         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year specified at the beginning hereof.

BORROWERS:                               BR HOLDING, INC.

                                         By: /s/ FREDERICK J. ERICKSON
                                             -----------------------------------
                                         Name: Frederick J. Erickson
                                         Title: Vice President - Finance


                                         CAPITAL SPORTS PROPERTIES, INC.

                                         By: /s/ FREDERICK J. ERICKSON
                                             -----------------------------------
                                         Name: Frederick J. Erickson
                                         Title: Vice President


                                         HOST COMMUNICATIONS, INC.

                                         By: /s/ FREDERICK J. ERICKSON
                                             -----------------------------------
                                         Name: Frederick J. Erickson
                                         Title: Vice President

                                         DATASOUTH COMPUTER CORPORATION

                                         By: /s/ FREDERICK J. ERICKSON
                                             -----------------------------------
                                         Name: Frederick J. Erickson
                                         Title: Executive VP - Finance & Admin.



GUARANTOR:                               BULL RUN CORPORATION

                                         By: /s/ FREDERICK J. ERICKSON
                                             -----------------------------------
                                         Name: Frederick J. Erickson
                                         Title: Vice President - Finance



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ADMINISTRATIVE AGENT:                    BANK OF AMERICA, N.A.

                                         By: /s/ NANCY S. GOLDMAN
                                             -----------------------------------
                                         Name: Nancy S. Goldman
                                         Title: Senior Vice President


SYNDICATION AGENT:                       FIRST UNION NATIONAL BANK

                                         By: /s/ WILLIAM W. TEEGARDEN
                                             -----------------------------------
                                         Name: William W. Teegarden
                                         Title: Senior Vice President


ISSUING BANKS:                           BANK OF AMERICA, N.A.

                                         By: /s/ NANCY S. GOLDMAN
                                             -----------------------------------
                                         Name: Nancy S. Goldman
                                         Title: Senior Vice President


                                         BANK ONE, KENTUCKY, NA

                                         By: /s/ MARK BOISON
                                             -----------------------------------
                                         Name: Mark Boison
                                         Title: First Vice President


LENDERS:                                 BANK OF AMERICA, N.A.

                                         By: /s/ NANCY S. GOLDMAN
                                             -----------------------------------
                                         Name: Nancy S. Goldman
                                         Title: Senior Vice President



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                                         BANK ONE, KENTUCKY, NA

                                         By: /s/ MARK BOISON
                                             -----------------------------------
                                         Name: Mark Boison
                                         Title: First Vice President


                                         WACHOVIA BANK, N.A.

                                         By: /s/ WILLIAM W. TEEGARDEN
                                             -----------------------------------
                                         Name: William W. Teegarden
                                         Title: Senior Vice President


                                         FIRST UNION NATIONAL BANK

                                         By: /s/ WILLIAM W. TEEGARDEN
                                             -----------------------------------
                                         Name: William W. Teegarden
                                         Title: Senior Vice President


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